UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09243

                         The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust Annual Report — December 31, 2012

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was 5.4%, excluding the affect of the recent common shares rights offering. The NAV performance including the affects of the rights offering was 7.4%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was 1.3%. The total return for the Fund’s publicly traded shares was (14.3)%. The Fund’s NAV per share was $5.48, while the price of the publicly traded shares closed at $6.16 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Bruce N. Alpert
President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception (07/09/99)
	1 Year	5 Year	10 Year
Gabelli Utility Trust
NAV Total Return (b)	5.35%	4.30%	9.95%	8.50%
Investment Total Return (c)	(14.26)	0.98	5.28	7.43
S&P 500 Utilities Index	1.29	0.36	10.43	4.62(d)
Lipper Utility Fund Average	8.04	1.23	10.60	4.95
S&P 500 Index	16.00	1.66	7.10	2.16

(a)     Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)     Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)     Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)     From June 30, 1999, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

The Gabelli Utility Trust

Energy and Utilities: Electric Integrated	37.3%
U.S. Government Obligations	19.4%
Energy and Utilities: Electric Transmission and Distribution	8.7%
Energy and Utilities: Natural Gas Integrated	7.4%
Energy and Utilities: Natural Gas Utilities	6.4%
Telecommunications	3.8%
Cable and Satellite	3.7%
Energy and Utilities: Global Utilities	2.7%
Energy and Utilities: Water	2.5%
Wireless Communications	1.9%
Energy and Utilities: Merchant Energy	1.2%
Energy and Utilities: Natural Resources	1.0%
Diversified Industrial	1.0%
Entertainment	0.7%

Aerospace	0.5%
Transportation	0.5%
Independent Power Producers and Energy Traders	0.4%
Equipment and Supplies	0.3%
Communications Equipment	0.2%
Energy and Utilities: Services	0.2%
Energy and Utilities: Alternative Energy	0.1%
Real Estate	0.1%
Environmental Services	0.0%
Investment Companies	0.0%
Agriculture	0.0%
Financial Services	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 80.3%
	ENERGY AND UTILITIES — 68.5%
	Energy and Utilities: Alternative Energy — 0.1%
6,000	Ormat Industries Ltd.	$68,688	$35,821
12,000	Ormat Technologies Inc.	254,979	231,360
8,100	Renegy Holdings Inc.(a)	57,108	648

		380,775	267,829

	Energy and Utilities: Electric Integrated — 37.3%
23,000	ALLETE Inc.	728,776	942,540
72,000	Alliant Energy Corp.	1,751,407	3,161,520
17,000	Ameren Corp.	560,038	522,240
75,000	American Electric Power Co. Inc.	2,478,398	3,201,000
10,000	Avista Corp.	199,636	241,100
50,000	Black Hills Corp.	1,431,322	1,817,000
27,000	Cleco Corp.	524,506	1,080,270
114,000	CMS Energy Corp.	1,363,739	2,779,320
29,000	Dominion Resources Inc.	1,273,200	1,502,200
23,000	DTE Energy Co.	934,776	1,381,150
105,000	Duke Energy Corp.	5,558,621	6,699,023
80,000	Edison International	3,504,228	3,615,200
170,000	El Paso Electric Co.	3,150,342	5,424,700
1,000	Emera Inc.	21,639	34,925
3,000	Entergy Corp.	75,249	191,250
100,000	FirstEnergy Corp.	4,367,056	4,176,000
178,000	Great Plains Energy Inc.	4,551,602	3,615,180
52,000	Hawaiian Electric Industries Inc.	1,253,981	1,307,280
89,000	Integrys Energy Group Inc.	4,500,171	4,647,580
63,000	MGE Energy Inc.	1,859,897	3,209,850
95,000	NextEra Energy Inc.	4,094,308	6,573,050
48,000	NiSource Inc.	1,020,001	1,194,720
105,000	NorthWestern Corp.	3,163,658	3,646,650
35,000	NV Energy Inc.	312,248	634,900
99,000	OGE Energy Corp.	2,383,280	5,574,690
25,000	Otter Tail Corp.	644,911	625,000
48,000	PG&E Corp.	1,280,160	1,928,640
100,000	PNM Resources Inc.	1,119,082	2,051,000
38,000	Public Service Enterprise Group Inc.	996,629	1,162,800
59,000	SCANA Corp.	1,872,087	2,692,760
101,000	TECO Energy Inc.	1,488,403	1,692,760
25,000	The Empire District Electric Co.	515,057	509,500
16,500	Unitil Corp.	427,366	427,680
133,000	UNS Energy Corp.	4,070,298	5,641,860
47,000	Vectren Corp.	1,162,166	1,381,800
235,000	Westar Energy Inc.	5,351,912	6,725,700
180,000	Wisconsin Energy Corp.	3,273,387	6,633,000
179,000	Xcel Energy Inc.	3,118,075	4,781,090

		76,381,612	103,426,928

Shares		Cost	Market Value
	Energy and Utilities: Electric Transmission and Distribution — 8.7%
243	Brookfield Infrastructure Partners LP	$5,103	$8,566
50,000	CH Energy Group Inc.	2,261,677	3,261,000
55,000	Consolidated Edison Inc.	2,490,215	3,054,700
100,000	Exelon Corp.	2,702,025	2,974,000
330,000	Northeast Utilities(b)	6,095,135	12,896,400
22,500	Pepco Holdings Inc.	449,918	441,225
36,666	UIL Holdings Corp.	966,693	1,313,009

		14,970,766	23,948,900

	Energy and Utilities: Global Utilities — 2.7%
14,500	Areva SA†	596,647	245,367
8,000	Chubu Electric Power Co. Inc.	189,551	106,193
138,000	Electric Power Development Co. Ltd.	3,927,739	3,262,238
27,000	Endesa SA	882,937	601,228
300,000	Enel SpA	1,862,753	1,242,608
320,000	Hera SpA	464,123	517,001
11,000	Hokkaido Electric Power Co. Inc.	185,270	132,810
8,000	Hokuriku Electric Power Co.	146,449	94,373
3,000	Huaneng Power International Inc., ADR	81,590	111,450
41,000	Korea Electric Power Corp., ADR†	630,569	572,770
13,000	Kyushu Electric Power Co. Inc.	232,303	147,504
2,000	Niko Resources Ltd.	113,769	21,413
8,000	Shikoku Electric Power Co. Inc.	155,987	126,969
8,000	The Chugoku Electric Power Co. Inc.	150,761	124,938
11,000	The Kansai Electric Power Co. Inc.	188,213	115,161
13,000	Tohoku Electric Power Co. Inc.†	244,485	120,494

		10,053,146	7,542,517

	Energy and Utilities: Merchant Energy — 1.2%
300,000	GenOn Energy Inc., Escrow†(a)	0	0
320,000	The AES Corp.(b)	3,887,880	3,424,000

		3,887,880	3,424,000

	Energy and Utilities: Natural Gas Integrated — 7.1%
130,000	Kinder Morgan Inc.	2,996,859	4,592,900
132,000	National Fuel Gas Co.	4,547,827	6,691,080
195,000	ONEOK Inc.	2,620,447	8,336,250

		10,165,133	19,620,230

	Energy and Utilities: Natural Gas Utilities — 6.4%
92,000	AGL Resources Inc.	3,290,231	3,677,240
28,000	Atmos Energy Corp.	696,786	983,360
20,000	Chesapeake Utilities Corp.	502,271	908,000
12,000	CONSOL Energy Inc.	404,193	385,200
25,219	Corning Natural Gas Corp.	284,308	385,851

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities (Continued)
59,600	Delta Natural Gas Co. Inc.	$498,507	$1,165,180
11,445	GDF Suez	387,206	235,290
11,445	GDF Suez, Strips†	0	15
35,000	Piedmont Natural Gas Co. Inc.	553,257	1,095,850
12,000	RGC Resources Inc.	128,344	228,240
130,000	Southwest Gas Corp.	3,573,486	5,513,300
112,000	Spectra Energy Corp.	3,057,603	3,066,560

		13,376,192	17,644,086

	Energy and Utilities: Natural Resources — 1.0%
4,000	Anadarko Petroleum Corp.	197,150	297,240
32,000	Compania de Minas Buenaventura SA, ADR	360,262	1,150,400
10,000	Exxon Mobil Corp.	547,153	865,500
8,000	Peabody Energy Corp.	232,004	212,880
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	275,800

		1,573,889	2,801,820

	Energy and Utilities: Services — 0.2%
25,000	ABB Ltd., ADR.	273,075	519,750

	Energy and Utilities: Water — 2.5%
13,500	American States Water Co.	300,087	647,730
27,000	American Water Works Co. Inc.	580,500	1,002,510
21,833	Aqua America Inc.	221,008	554,995
24,000	Artesian Resources Corp., Cl. A	249,469	538,320
40,000	California Water Service Group	555,152	734,000
7,500	Connecticut Water Service Inc.	146,455	223,350
50,000	Middlesex Water Co.	784,887	978,000
80,000	SJW Corp.	1,482,532	2,128,000
9,000	The York Water Co.	108,269	158,130

		4,428,359	6,965,035

	Diversified Industrial — 0.9%
1,000	Alstom SA	72,833	39,777
110,000	General Electric Co.	1,697,853	2,308,900

		1,770,686	2,348,677

	Environmental Services — 0.0%
3,000	Suez Environnement Co.	0	36,070

	Equipment and Supplies — 0.0%
50,000	Capstone Turbine Corp.†	83,080	44,500
1,400	Mueller Industries Inc.	61,613	70,042

		144,693	114,542

	Independent Power Producers and Energy Traders — 0.4%
42,803	NRG Energy Inc.	1,003,989	984,033

	TOTAL ENERGY AND UTILITIES	138,410,195	189,644,417

Shares		Cost	Market Value
	COMMUNICATIONS — 9.6%
	Cable and Satellite — 3.7%
12,000	AMC Networks Inc., Cl. A†	$239,791	$594,000
10,000	British Sky Broadcasting Group plc	104,676	124,596
72,000	Cablevision Systems Corp., Cl. A	1,045,465	1,075,680
5,000	Cogeco Cable Inc.	105,008	191,264
20,000	Cogeco Inc.	389,461	679,200
30,000	DIRECTV†	480,619	1,504,800
59,000	DISH Network Corp., Cl. A	1,186,534	2,147,600
10,000	EchoStar Corp., Cl. A†	280,860	342,200
20,000	Liberty Global Inc., Cl. A†	442,070	1,259,800
20,000	Liberty Global Inc., Cl. C†	421,966	1,175,000
8,000	Rogers Communications Inc., Cl. B	119,139	364,160
8,000	Time Warner Cable Inc.	297,009	777,520

		5,112,598	10,235,820

	Communications Equipment — 0.2%
230,000	Furukawa Electric Co. Ltd.†	1,052,385	509,725
1,000	QUALCOMM Inc.	37,010	62,020

		1,089,395	571,745

	Telecommunications — 3.8%
40,000	AT&T Inc.	1,039,609	1,348,400
3,000	Belgacom SA	97,094	87,929
3,800	Bell Aliant Inc.(c)	101,567	100,635
11,000	BT Group plc, ADR	343,602	418,330
250,000	Cincinnati Bell Inc.†	965,587	1,370,000
43,000	Deutsche Telekom AG, ADR	678,352	488,566
2,000	France Telecom SA, ADR	22,799	22,100
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	92
1,000	Mobistar SA	56,624	25,594
18,500	Nippon Telegraph & Telephone Corp.	859,917	775,149
11,800	Orascom Telecom Holding SAE, GDR†(d)	53,385	37,028
11,800	Orascom Telecom Media and Technology Holding SAE, GDR(c)	20,761	4,956
20,000	Portugal Telecom SGPS SA	221,096	98,970
2,000	PT Indosat Tbk	1,061	1,339
3,000	Sistema JSFC, GDR(d)	66,136	60,600
1,200	Tele2 AB, Cl. B	14,604	21,608
30,000	Telekom Austria AG	439,919	227,297
40,000	Touch America Holdings Inc.†(a)	38,488	0
110,000	Verizon Communications Inc.	3,846,319	4,759,700
75,000	VimpelCom Ltd., ADR	720,805	786,750

		9,587,744	10,635,043

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2012

Shares			Cost	Market Value
		COMMON STOCKS (Continued)
		COMMUNICATIONS (Continued)
		Wireless Communications — 1.9%
1,200		America Movil SAB de CV, Cl. L, ADR	$9,424	$27,768
500,000		Cable & Wireless Communications plc	295,380	287,123
2,000		China Mobile Ltd., ADR	33,988	117,440
2,000		China Unicom Hong Kong Ltd., ADR	16,278	32,580
171		M1 Ltd.	210	379
14,000		Millicom International Cellular SA, SDR	1,043,333	1,210,952
11,250		Mobile TeleSystems OJSC, ADR	175,074	209,813
1,154		Mobile Telesystems OJSC, (Russian)	6,303	8,338
22,000		NII Holdings Inc.†	230,001	156,860
1,000		NTT DoCoMo Inc.	1,438,659	1,431,292
2,000		SK Telecom Co. Ltd., ADR	32,986	31,660
400		SmarTone Telecommunications Holdings Ltd.	207	727
25,000		Turkcell Iletisim Hizmetleri A/S, ADR†	404,775	403,500
36,000		United States Cellular Corp.†	1,623,857	1,268,640

			5,310,475	5,187,072

		TOTAL COMMUNICATIONS	21,100,212	26,629,680

		OTHER — 2.2%
		Aerospace — 0.5%
100,000		Rolls-Royce Holdings plc.	809,939	1,418,964

		Agriculture — 0.0%
3,000		Cadiz Inc.†	30,211	23,760

		Diversified Industrial — 0.1%
4,649		Eaton Corp. plc	241,296	251,962

		Entertainment — 0.7%
91,033		Vivendi SA	2,948,307	2,036,707

		Equipment and Supplies — 0.3%
13,000		Robbins & Myers Inc.	775,039	772,850

		Financial Services — 0.0%
0	(e)	Leucadia National Corp.	0	7

		Investment Companies — 0.0%
3,000		Kinnevik Investment AB, Cl. A	61,485	64,538
3,000		Kinnevik Investment AB, Cl. B	41,537	62,600

			103,022	127,138

Shares		Cost	Market Value

	Real Estate — 0.1%
4,500	Brookfield Asset Management Inc., Cl. A	$48,735	$164,925

	Transportation — 0.5%
30,000	GATX Corp.	911,610	1,299,000

	TOTAL OTHER	5,868,159	6,095,313

	TOTAL COMMON STOCKS	165,378,566	222,369,410

	WARRANTS — 0.3%
	ENERGY AND UTILITIES — 0.3%
	Energy and Utilities: Natural Gas Integrated — 0.3%
211,200	Kinder Morgan Inc., expire 05/25/17†	281,849	798,336

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 09/19/13†(c)	108,378	92,256

	TOTAL WARRANTS	390,227	890,592

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Environmental Services — 0.0%
$ 100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	100,000	121,312

	U.S. GOVERNMENT OBLIGATIONS — 19.4%
53,715,000	U.S. Treasury Bills,
	0.045% to 0.142%††, 02/14/13 to 06/13/13	53,700,196	53,700,498

TOTAL INVESTMENTS — 100.0%		$219,568,989	277,081,812

Notional Amount		Termination Date	Unrealized Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$ 6,157	Rolls-Royce Holdings plc, Cl. C	06/27/13	13
(3,800,000 Shares)
1,412,900	Rolls-Royce Holdings plc	06/27/13	5,541
(100,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		5,554

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2012

Market Value

Other Assets and Liabilities (Net)	$(18,416)

PREFERRED STOCK (1,154,188 preferred shares outstanding)	(51,332,200)

NET ASSETS — COMMON STOCK (41,183,809 common shares outstanding)	$225,736,750

NET ASSET VALUE PER COMMON SHARE ($225,736,750 ÷ 41,183,809 shares outstanding)	$5.48

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $648 or 0.00% of total investments.

(b)	Securities, or a portion thereof, with a value of $5,440,900, is reserved and/or pledged with the custodian for current or potential holdings of swaps.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $197,847 or 0.07% of total investments.

(d)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2012, the market value of Regulation S securities amounted to $97,628 or 0.04% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
11,800	Orascom Telecom Holding SAE, GDR	07/27/09	$53,385	$3.1380
3,000	Sistema JSFC, GDR	10/10/07	66,136	20.2000
(e)	Amount represents less than 0.5 shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $219,568,989)	$277,081,812
Cash	723,429
Receivable for investments sold	12,277
Dividends and interest receivable	359,922
Deferred offering expense	64,714
Prepaid expenses	6,264
Unrealized appreciation on swap contracts	5,554

Total Assets	278,253,972

Liabilities:
Distributions payable	33,375
Payable for investments purchased	32,459
Payable for investment advisory fees	390,408
Payable for payroll expenses	26,185
Payable for accounting fees	3,750
Payable for rights offering expenses	342,468
Payable for auction agent fees	199,836
Payable for shareholder communications expenses	107,878
Other accrued expenses	48,663

Total Liabilities	1,185,022

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$225,736,750

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$169,424,990
Distributions in excess of net investment income	(104,585)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(1,101,711)
Net unrealized appreciation on investments	57,512,823
Net unrealized appreciation on swap contracts	5,554
Net unrealized depreciation on foreign currency translations	(321)

Net Assets	$225,736,750

Net Asset Value per Common Share:
($225,736,750 ÷ 41,183,809 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.48

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $84,219)	$7,862,281
Interest	9,837

Total Investment Income	7,872,118

Expenses:
Investment advisory fees	2,295,844
Shareholder communications expenses	273,251
Shareholder services fees	142,728
Trustees’ fees	113,057
Payroll expenses	61,770
Legal and audit fees	54,014
Accounting fees	45,000
Custodian fees	36,430
Miscellaneous expenses	95,048

Total Expenses	3,117,142

Less:
Advisory fee reduction	(288,322)

Net Expenses	2,828,820

Net Investment Income	5,043,298

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	9,916,190
Net realized gain on swap contracts	90,737
Net realized loss on foreign currency transactions	(4,671)

Net realized gain on investments, swap contracts, and foreign currency transactions	10,002,256

Net change in unrealized appreciation/ depreciation: on investments	(5,190,960)
on swap contracts	(7,218)
on foreign currency translations	254

Net change in unrealized appreciation/ depreciation on investments, swap contracts, and foreign currency translations	(5,197,924)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	4,804,332

Net Increase in Net Assets Resulting from Operations	9,847,630

Total Distributions to Preferred Shareholders	(1,981,805)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$7,865,825

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$5,043,298	$4,712,924
Net realized gain on investments, swap contracts, and foreign currency transactions	10,002,256	3,054,377
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(5,197,924)	24,033,860

Net Increase in Net Assets Resulting from Operations	9,847,630	31,801,161

Distributions to Preferred Shareholders:
Net investment income	(683,458)	(1,219,913)
Net realized short-term gain	—	(623,894)
Net realized long-term gain	(1,298,347)	(108,555)

Total Distributions to Preferred Shareholders	(1,981,805)	(1,952,362)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	7,865,825	29,848,799

Distributions to Common Shareholders:
Net investment income	(4,468,482)	(3,636,029)
Net realized short-term gain	—	(1,859,559)
Net realized long-term gain	(8,488,654)	(323,554)
Return of capital	(6,240,961)	(13,160,052)

Total Distributions to Common Shareholders	(19,198,097)	(18,979,194)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	53,963,237	—
Net increase in net assets from common shares issued upon reinvestment of distributions	2,502,183	2,722,559
Offering costs for common shares charged to paid-in capital	(500,000)	—

Net Increase in Net Assets from Fund Share Transactions	55,965,420	2,722,559

Net Increase in Net Assets Attributable to Common Shareholders	44,633,148	13,592,164

Net Assets Attributable to Common Shareholders:
Beginning of period	181,103,602	167,511,438

End of period (including undistributed net investment income of $0 and $0, respectively)	$225,736,750	$181,103,602

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$5.69	$5.33	$5.20	$5.09	$8.18

Net investment income (a)	0.15	0.15	0.15	0.17	0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.19	0.86	0.73	0.69	(2.48)

Total from investment operations	0.34	1.01	0.88	0.86	(2.30)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.02)	(0.04)	(0.06)	(0.06)	(0.06)
Net realized gain	(0.04)	(0.02)	—	—	(0.03)

Total distributions to preferred shareholders	(0.06)	(0.06)	(0.06)	(0.06)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.28	0.95	0.82	0.80	(2.39)

Distributions to Common Shareholders:
Net investment income	(0.14)	(0.11)	(0.08)	(0.08)	(0.10)
Net realized gain	(0.26)	(0.07)	—	—	(0.04)
Paid-in capital	(0.20)	(0.42)	(0.64)	(0.64)	(0.58)

Total distributions to common shareholders	(0.60)	(0.60)	(0.72)	(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.02	0.01	0.03	0.03	0.02
Increase in net asset value from common shares issued in rights offering	0.11	—	—	—	—
Increase in net asset value from repurchase of preferred shares	—	—	—	0.00 (b)	0.00	(b)
Offering costs for issuance of rights charged to paid-in capital	(0.02)	—	—	—	(0.00	)(b)

Total Fund share transactions	0.11	0.01	0.03	0.03	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$5.48	$5.69	$5.33	$5.20	$5.09

NAV Total Return†	4.56%	16.90%	13.76%	14.19%	(31.68)%

Market value, end of period	$6.16	$7.80	$6.39	$9.02	$5.90

Investment total return††	(14.26)%	33.67%	(21.38)%	70.88%	(31.81)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$277,069	$232,436	$218,843	$212,179	$206,724
Net assets attributable to common shares, end of period (in 000’s)	$225,737	$181,104	$167,511	$160,847	$154,898
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.84%	2.72%	3.01%	3.68%	2.68%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.75%	1.92%	1.93%	2.04%	1.77%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.59%	1.92%	1.91%	2.04%	1.50%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.36%	1.48%	1.45%	1.50%	1.39%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.23%	1.48%	1.44%	1.50%	1.18%
Portfolio turnover rate	3%	1%	1%	4%	14%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,832	$28,832	$28,832	$28,832	$29,326
Total shares outstanding (in 000’s)	1,153	1,153	1,153	1,153	1,173
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$26.00	$25.47	$25.15	$23.86	$22.76
Asset coverage per share	$134.94	$113.20	$106.58	$103.34	$99.72
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500	$22,500	$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$134,939	$113,202	$106,582	$103,336	$99,721
Asset Coverage (e)	540%	453%	426%	413%	399%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(e)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements

1. Organization. The Gabelli Utility Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Alternative Energy	$267,181	—	$648	$267,829
Energy and Utilities: Merchant Energy	3,424,000	—	0	3,424,000
Other Industries (a)	185,952,588	—	—	185,952,588
COMMUNICATIONS
Telecommunications	10,635,043	—	0	10,635,043
Other Industries (a)	15,994,637	—	—	15,994,637
OTHER
Other Industries (a)	6,095,313	—	—	6,095,313
Total Common Stocks	222,368,762	—	648	222,369,410
Warrants (a)	798,336	$92,256	—	890,592
Convertible Corporate Bonds (a)	—	121,312	—	121,312
U.S. Government Obligations	—	53,700,498	—	53,700,498
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$223,167,098	$53,914,066	$648	$277,081,812
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	$5,554	—	$5,554
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$5,554	—	$5,554

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

During the year ended December 31, 2012, the Fund held no investments in interest rate swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2012 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation
		Market Value	One month LIBOR plus 90 bps plus
		Appreciation on:	Market Value Depreciation on:
$1,412,900	(100,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/13	$5,541
6,157	(3,800,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	6/27/13	13

					$5,554

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2012 had an average monthly notional amount of approximately $619,151.

As of December 31, 2012, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease distributions in excess of net investment income by $82,745 and increase accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $86,068, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$4,468,482	$683,458	$5,495,588	$1,843,807
Net long-term capital gains	8,488,654	1,298,347	323,554	108,555
Return of capital	6,240,961	—	13,160,052	—

Total distributions paid	$19,198,097	$1,981,805	$18,979,194	$1,952,362

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

At December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	$56,350,690
Other temporary differences*	(38,930)

Total	$56,311,760

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market and accrual adjustments on investments in swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, and adjustments on the sale of a security no longer deemed a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$220,736,355	$64,806,491	$(8,461,034)	$56,345,457

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Preferred Shares for the year.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of Series B Preferred Shares. Thus, advisory fees were accrued on these assets. For year ended December 31, 2012, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the outstanding Series A Preferred. Thus, advisory fees with respect to the liquidation value of the Series A Preferred were reduced by $288,322.

During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $8,055 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2012, the Fund paid or accrued $61,770 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $6,180,594 and $12,369,522, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2012 and December 31, 2011, the Fund did not repurchase any common shares of beneficial interest in the open market.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from common shares issued in offering	8,993,873	$53,963,237	—	—
Net increase from common shares issued upon reinvestment of distributions	344,013	2,502,183	413,938	$2,722,559

Net increase	9,337,886	$56,465,420	413,938	$2,722,559

A shelf registration authorizing the offering of an additional $100 million of common or preferred shares was declared effective by the SEC on October 18, 2012.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of Series A Preferred. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price at any time. During the years ended December 31, 2012 and December 31, 2011, the Fund did not repurchase any shares of Series A Preferred. At December 31, 2012, 1,153,288 shares of Series A Preferred were outstanding and accrued dividends amounted to $27,030.

On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Preferred. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Preferred ranged from 1.438% to 1.700% for the year ended December 31, 2012. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price at any

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

time. There were no redemptions of Series B Preferred during the years ended December 31, 2012 and December 31, 2011. At December 31, 2012, 900 shares of Series B Shares were outstanding with an annualized dividend rate of 1.693% per share and accrued dividends amounted to $6,345.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On November 12, 2012, the record date, the Fund distributed one transferable right for each of the 32,120,972 common shares outstanding. Five rights were required to purchase one additional common share at the subscription price of $6.00 per share. Record date shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the offering document. On December 21, 2012, the Fund issued 8,993,873 shares of common stock, receiving net proceeds of $53,463,237, after $500,000 of offering expenses. The NAV per share of the Fund was enhanced by approximately $0.11 per share as a result of the issuance of shares above NAV.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent event requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Utility Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (hereafter referred to as the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Utility Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 70	Since 1999*	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Trustee Age: 68	Since 1999***	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 77	Since 1999**	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 1999***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Vincent D. Enright Trustee Age: 69	Since 1999*	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Frank J. Fahrenkopf Jr. Trustee Age: 73	Since 1999**	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Robert J. Morrissey Trustee Age: 73	Since 1999**	6	Partner in law firm Morrissey, Hawkins, & Lynch	—

Kuni Nakamura Trustee Age: 44	Since 2012***	13	President of Advanced Polymer, Inc. (chemical wholesales company)	—

Anthony R. Pustorino Trustee Age: 87	Since 1999***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Salvatore J. Zizza Trustee Age: 67	Since 1999**	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

David I. Schachter Vice President and Ombudsman Age: 59	Since 1999	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli & Company, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years.
Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	— Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	— Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***

—  Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (c)	Dividend Reinvestment Price
Common Stock
	01/24/12	01/17/12	$0.05000	$0.01160	$0.02210	$0.01630	$7.56200
	02/22/12	02/14/12	0.05000	0.01160	0.02210	0.01630	7.40050
	03/23/12	03/16/12	0.05000	0.01160	0.02210	0.01630	7.67600
	04/23/12	04/16/12	0.05000	0.01160	0.02210	0.01630	7.63800
	05/23/12	05/16/12	0.05000	0.01160	0.02210	0.01630	7.48600
	06/22/12	06/15/12	0.05000	0.01160	0.02210	0.01630	7.64750
	07/24/12	07/17/12	0.05000	0.01160	0.02210	0.01630	7.73300
	08/24/12	08/17/12	0.05000	0.01160	0.02210	0.01630	7.79950
	09/21/12	09/14/12	0.05000	0.01160	0.02210	0.01630	7.66650
	10/24/12	10/17/12	0.05000	0.01160	0.02210	0.01630	7.13450
	11/23/12	11/15/12	0.05000	0.01160	0.02210	0.01630	6.24150
	12/20/12	12/14/12	0.05000	0.01160	0.02210	0.01630	5.94700

			$0.60000	$0.13920	$0.26520	$0.19560
5.625% Series A Cumulative Preferred Shares
	03/26/12	03/19/12	0.35156	0.12073	0.23083
	06/26/12	06/19/12	0.35156	0.12073	0.23083
	09/26/12	09/19/12	0.35156	0.12073	0.23083
	12/26/12	12/18/12	0.35156	0.12073	0.23083

			$1.40625	$0.48293	$0.92332

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2012 tax returns. Ordinary distributions include net investment income and realize net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2012 were $9,787,001, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2012, the Fund paid to common and 5.625% Series A Cumulative Preferred shareholders ordinary income dividends of $0.13920 and $0.48293 per share, respectively. For 2012, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 0.12% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2012 derived from U.S. Government securities was 0.08%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 19.40%.

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2012

Historical Distribution Summary

	Investment Income (b)	Short-Term Capital Gains (b)	Long-Term Capital Gains	Return of Capital (c)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Stock
2012	$0.13920	—	$0.26520	$0.19560	$0.60000	$0.19560
2011	0.11520	$0.05880	0.01080	0.41520	0.60000	0.41520
2010	0.07788	—	—	0.64212	0.72000	0.64212
2009	0.07596	—	—	0.64404	0.72000	0.64404
2008	0.10716	0.00360	0.04212	0.56712	0.72000	0.56712
2007	0.15458	0.03985	0.28795	0.23762	0.72000	0.23762
2006	0.15750	0.03900	0.52350	—	0.72000	—
2005	0.15240	0.02280	0.54480	—	0.72000	—
2004 (g)	0.09348	0.02958	0.00229	0.59465	0.72000	0.59465
2003 (f)	0.08544	0.01128	0.21240	0.41088	0.72000	0.41088
2002 (e)	0.11175	0.00210	0.35900	0.24690	0.72000	0.24690
2001	0.20835	0.33142	0.16023	—	0.70000	—
2000	0.05620	0.14020	0.80360	—	1.00000	—
1999	0.08049	0.00090	0.06861	—	0.15000	—
5.625% Series A Cumulative Preferred Stock
2012	$0.48293	—	$0.92332	—	$1.40625	—
2011	0.87922	$0.44909	0.07794	—	1.40625	—
2010	1.40625	—	—	—	1.40625	—
2009	1.40625	—	—	—	1.40625	—
2008	0.98590	0.03309	0.38726	—	1.40625	—
2007	0.44768	0.11663	0.84194	—	1.40625	—
2006	0.30694	0.07589	1.02342	—	1.40625	—
2005	0.29785	0.04494	1.06346	—	1.40625	—
2004	1.04873	0.33179	0.02572	—	1.40625	—
Series B Auction Market Cumulative Preferred Stock
2012	$137.82644	—	$263.51356	—	$401.34000	—
2011	228.93287	$116.93418	20.29295	—	366.16000	—
2010	381.65000	—	—	—	381.65000	—
2009	388.12000	—	—	—	388.12000	—
2008	663.22018	22.26115	260.50866	—	945.99000	—
2007	426.72648	111.17336	802.52016	—	1,340.42000	—
2006	266.52830	65.89950	888.68220	—	1,221.11000	—
2005	177.88970	26.83920	635.15100	—	839.88000	—
2004	280.59420	88.77260	6.88340	—	376.20000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Non-taxable.
(d)	Decrease in cost basis.
(e)	On May 22, 2002, the Fund distributed Rights equivalent to $0.09 per share based upon full subscription of all issued shares.
(f)	On August 20, 2003, the Fund also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares.
(g)	On October 20, 2004, the Fund also distributed Rights equivalent to $0.03 per share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI UTILITY TRUST

One Corporate Center,

Rye, NY 10580-1422

Investment Objective:

The Gabelli Utility Trust is a non-diversified, closed-end management investment company whose primary objectives are long-term growth of capital and income. The Fund will invest in companies that provide products, services, or equipment for the generation or distribution of electricity, gas, and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

Stock Exchange Listing

	Common	Series A Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	41,183,809	1,153,288

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST

One Corporate Center,

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.com

TRUSTEES

Mario J. Gabelli, CFA

Chairman & Chief

Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director

& Chief Investment Officer,

Financial Security

Assurance Holdings Ltd.

Vincent D. Enright

Former Senior Vice

President & Chief Financial

Officer, KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief

Executive Officer,

American Gaming

Association

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace

University

Salvatore J. Zizza

Chairman, Zizza &

Associates Corp.

OFFICERS

Bruce N. Alpert

President & Acting Chief

Compliance Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President &

Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York

Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GUT Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,307 for 2011 and $32,307 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,269 for 2011 and $7,500 for 2012. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2011 and $3,625 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright and Anthony R. Pustorino.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

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All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

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In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

—

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

—	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

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4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

—	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

—	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

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The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

—	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

—	A limited Power of Attorney appointing the attendee an Adviser representative.
—

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

—	A sample ERISA and Individual contract.
—	A sample of the annual authorization to vote proxies form.
—	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

—	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

—	Qualifications
—	Nominating committee in place
—	Number of outside directors on the board
—	Attendance at meetings
—	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

—	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

—	Amount of stock currently authorized but not yet issued or reserved for stock option plans
—	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

—	State of Incorporation
—	Management history of responsiveness to shareholders
—	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

—	Dilution of voting power or earnings per share by more than 10%
—	Kind of stock to be awarded, to whom, when and how much
—	Method of payment
—	Amount of stock already authorized but not yet issued under existing stock option plans

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SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Utility Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer –Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	19.0B	7	4.2B
	Other Pooled Investment Vehicles:	15	542.5M	13	534.6M
	Other Accounts:	1,869	14.7B	19	1.6B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.    As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.    Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.    At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Trust as of December 31, 2012.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 31,037,183 Preferred Series A – 1,153,288
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 32,063,994 Preferred Series A – 1,153,288
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 32,091,454 Preferred Series A – 1,153,288
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 32,120,984 Preferred Series A – 1,153,288
Month #5 11/01/12 through 11/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 32,154,609 Preferred Series A – 1,153,288
Month #6 12/01/12 through 12/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,183,809 Preferred Series A – 1,153,288
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                 The Gabelli Utility Trust

By (Signature and Title)*         /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Bruce N. Alpert

                                                 Bruce N. Alpert, Principal Executive Officer

Date    3/11/2013

By (Signature and Title)*        /s/ Agnes Mullady

                                                 Agnes Mullady, Principal Financial Officer and Treasurer

Date    3/11/2013

* Print the name and title of each signing officer under his or her signature.